DEBT	12 Months Ended
Dec. 26, 2014
Debt Disclosure [Abstract]
DEBT
DEBT

The Company's outstanding debt consisted of the following as of December 26, 2014 and December 27, 2013 (in thousands):

	Successor
	December 26, 2014	December 27, 2013
Term Loan Facility(1)	$346,599	$—
ABL Facility	74,000	115,000
OpCo Notes(2)	—	318,347
HoldCo Notes	365,000	365,000
Total debt	785,599	798,347
Less: Current portion	83,500	—
Total long-term debt	$702,099	$798,347
____________________

(1)	As of December 26, 2014, the Term Loan Facility included an unamortized original issue discount of $0.8 million.

(2)
As of December 27, 2013, the OpCo notes included an unamortized fair value premium of $18.3 million recorded as a result of the Merger. On March 26, 2014, Interline New Jersey discharged its remaining obligations under the OpCo Notes.

In November 2010, Interline New Jersey completed a series of refinancing transactions: (1) offered $300.0 million of 7.00% senior subordinated notes due 2018 (the "OpCo Notes") and (2) entered into the predecessor $225.0 million asset-based revolving credit facility. The proceeds from the OpCo Notes were used to redeem the previously held 8 1/8% senior subordinated notes due 2012 and to repay the indebtedness under the prior credit facility. Debt financing costs capitalized in connection with the OpCo Notes were $6.9 million.

As previously discussed in Note 3. Transactions, Interline New Jersey completed the Bond Amendments on June 21, 2012 which increased the interest rate on the OpCo Notes from 7.00% to 7.50% per annum, among other amendments.

On September 7, 2012, in connection with the Merger (discussed in Note 3. Transactions) Interline Delaware issued $365.0 million in aggregate principal amount of 10.00%/10.75% senior notes (the "HoldCo Notes") due November 15, 2018 and capitalized deferred debt financing costs in the amount of $16.7 million. Concurrently with the closing of the Merger, Interline New Jersey and certain of its material wholly-owned domestic subsidiaries, as co-borrowers, entered into a new asset-based senior secured revolving credit facility, dated as of September 7, 2012 (the “ABL Facility”) with a syndicate of lenders that permits revolving borrowings in an aggregate principal amount of up to $275.0 million. Debt financing costs capitalized in connection with the ABL Facility were $5.6 million. Additionally, the Company recorded a loss on the extinguishment of the previous asset-based revolving facility in the amount of $2.2 million, comprised of the write-off of unamortized deferred debt issuance costs.

On March 17, 2014, Interline New Jersey completed the following financing transactions: (1) entered into a first lien term loan under which Interline New Jersey incurred a term loan in an aggregate principal amount of $350.0 million (the "Term Loan Facility") and (2) amended the asset-based senior secured revolving credit facility, by entering into the First Amendment to Credit Agreement to permit the incurrence of the Term Loan Facility and make other changes in connection with the refinancing (the “First ABL Facility Amendment”).

Proceeds from the Term Loan Facility were used to finance the redemption of the OpCo Notes, the repayment of a portion of amounts outstanding under the ABL Facility and the payment of related fees, costs and expenses. In connection with the redemption of the OpCo Notes, the Company recorded a loss on early extinguishment of debt in the amount of $4.3 million during the year ended December 26, 2014. The loss was comprised of $18.6 million in consent solicitation, tender premium, call premium and related transaction costs less a non-cash benefit of $14.3 million associated with the write-off of the unamortized fair value premium of $17.8 million less the write-off of the unamortized deferred debt issuance costs of $3.5 million.

    On April 8, 2014, Interline New Jersey further amended the ABL Facility by entering into the Second Amendment to Credit Agreement to amend certain pricing terms applicable to the ABL Facility and extend the maturity date to April 8, 2019, at which date the principal amount outstanding under the ABL Facility will be due and payable in full (the “Second ABL Facility Amendment”).

Debt financing costs capitalized in connection with the Term Loan Facility, the First ABL Facility Amendment and the Second ABL Facility Amendment totaled approximately $8.0 million.

On December 10, 2014, Interline New Jersey further amended the ABL Facility to increase the aggregate commitments from $275.0 million to $325.0 million. Except for this commitment increase, no other material terms were modified by the Increase Agreement.

As of December 26, 2014 and December 27, 2013, respectively, Interline New Jersey had $209.7 million and $113.5 million available under the ABL Facility (as defined below). There were $74.0 million and $115.0 million borrowings under the revolving credit facilities as of December 26, 2014 and December 27, 2013, respectively, and total letters of credit issued under the revolving credit facilities were $11.3 million and $10.5 million as of the same dates.

Interline New Jersey and the Company were in compliance with all covenants contained in the ABL Facility, Term Loan Facility and HoldCo Notes as of December 26, 2014.

Subsequent to December 26, 2014, the Company used a combination of cash on hand and borrowings under the recently amended ABL Facility to redeem $80.0 million of the $365.0 million outstanding aggregate principal amount of the HoldCo Notes. Please refer to Note 19. Subsequent Events for additional information.

ABL Facility

The ABL Facility permits revolving borrowings in an aggregate principal amount of up to $325.0 million. In addition, the ABL Facility provides for a sub-limit of borrowings on same-day notice referred to as swingline loans up to $30.0 million and a sub-limit for the issuance of letters of credit up to $45.0 million. Subject to certain conditions, the principal amount of the ABL Facility may be increased from time to time up to an amount which, in the aggregate for all such increases, does not exceed $100.0 million, in $25.0 million increments.

Advances under the ABL Facility are limited to the lesser of (a) the aggregate commitments under the ABL Facility and (b) the sum of the following:

•	85% of the book value of eligible accounts receivable; plus

•	the lesser of (i) 70% of the lower of cost (net of rebates and discounts) or market value of eligible inventory; and (ii) 85% of the appraised net orderly liquidation value of eligible inventory;

•	minus certain reserves as may be established under the ABL Facility.

Future borrowings under the ABL Facility are subject to the Company's representation and warranty that no event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the Company (as defined in the ABL Facility).

Obligations under the ABL Facility are guaranteed by the Company and each of the wholly-owned material subsidiaries of the co-borrowers under the ABL Facility. These obligations will be primarily secured, subject to certain exceptions, by a security interest in substantially all of the assets of Interline New Jersey and each of its wholly-owned material U.S. subsidiaries. This security interest will be comprised of a first-priority lien on generally all of the current assets (including accounts receivable and inventory) of Interline New Jersey and the other grantors, which assets secure the Term Loan on a second-priority basis, and a second-priority lien on generally all of the fixed assets of Interline New Jersey and the other grantors, which assets secure the Term Loan on a first-priority basis.

From the date of the Second ABL Facility Amendment through the end of Interline New Jersey’s first fiscal quarter after the closing date thereof, borrowings were subject to an interest rate equal to LIBOR plus 1.5% in the case of Eurodollar revolving loans, and an applicable base rate plus 0.5% in the case of Alternate Base Rate (“ABR”) loans.
As of the end of the first fiscal quarter following the closing of the Second ABL Facility Amendment, the interest rates applicable to obligations under the ABL Facility will be determined as of the end of each fiscal quarter in accordance with applicable rates set forth in the table below, which are generally 0.25% lower than the rates in effect prior to the Second ABL Facility Amendment:

Availability	Revolver ABR Spread	Revolver Eurodollar Spread
Category 1
Greater than $177.3 million	0.25%	1.25%
Category 2
Greater than $88.6 million but less than or equal to $177.3 million	0.50%	1.50%
Category 3
Less than or equal to $88.6 million	0.75%	1.75%

The applicable rates for Category 1 will be available starting in the second fiscal quarter of 2015. The applicable rates for Category 2 and Category 3 are subject to a 0.25% step-down from the spread described above if the fixed charge coverage ratio for the period of four consecutive fiscal quarters ending on the last day of the fiscal quarter most recently ended is greater than 1.75:1.00. This step-down is currently available for Category 3 borrowings and will be available for Category 2 borrowings during the second fiscal quarter of 2015. As of December 26, 2014, the interest rate in effect with respect to the ABL Facility was 1.69% for the Eurodollar revolving loans and 3.75% for the ABR revolving loans.

In addition to paying interest on outstanding principal under the ABL facility, Interline New Jersey is required to pay a commitment fee in respect of unutilized commitments, which is equal to 0.375% per annum for the ABL Facility if utilization is less than 25% of the aggregate commitments and 0.25% per annum if the utilization of the ABL Facility exceeds 25% of the aggregate commitments. The principal balance outstanding may be voluntarily prepaid in advance, without penalty or premium, at any time in whole or in part, subject to certain breakage costs.

The ABL Facility requires the Company and its restricted subsidiaries, on a consolidated basis, to maintain a fixed charge coverage ratio (defined as the ratio of EBITDA, as defined in the credit agreement, to the sum of cash interest, principal payments on indebtedness and accrued income taxes, dividends or distributions and repurchases, redemptions or retirement of the equity interest of the Company) of at least 1.00:1.00 when the excess availability is less than or equal to the greater of: (i) 10% of the total commitments under the ABL Facility; and (ii) $25.0 million.

In addition to making changes that were required in order to permit the incurrence of the Term Loan Facility and the redemption of the OpCo Notes, the First ABL Facility Amendment also made various changes to the ABL Facility that were intended to conform certain covenant baskets and related terms with those contained in the Term Loan Facility (the terms of which are disclosed below under "—Term Loan Facility").

As amended by the First ABL Facility Amendment, Interline New Jersey and its restricted subsidiaries will be permitted under the ABL Facility to incur secured or unsecured indebtedness so long as (i) in the event that the proceeds thereof are used to redeem HoldCo Notes, the pro forma interest coverage ratio of Interline New Jersey and its restricted subsidiaries is at least 2.00:1.00 or (ii) in the event the proceeds thereof are used for another purpose, (A) if such indebtedness is secured on a second-lien or other junior basis or is unsecured, the pro forma total leverage ratio of Interline New Jersey and its restricted subsidiaries is less than or equal to 6.50:1.00, or (B) if such indebtedness is secured on a first-lien basis, the pro forma ratio of (x) consolidated first lien indebtedness of Interline New Jersey and its restricted subsidiaries and (y) consolidated EBITDA of Interline New Jersey and its restricted subsidiaries (such ratio, the “First Lien Leverage Ratio”) is less than or equal to 3.75:1.00.

The First ABL Facility Amendment also released the security interest previously granted by the Company to secure the ABL Facility, subject to a requirement that the Company re-pledge its assets to secure the ABL Facility in the event that the HoldCo Notes are no longer outstanding. Accordingly, while the Company will guaranty both the Term Loan Facility and the ABL Facility, its assets will not be pledged to secure either such facility so long as the HoldCo Notes remain outstanding.

The ABL Facility also contains restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of Interline New Jersey and its restricted subsidiaries to:

•	create, incur, assume or suffer to exist, any liens;

•	create, incur, assume or permit to exist, directly or indirectly, any additional indebtedness;

•	consolidate, merge, amalgamate, liquidate, wind up or dissolve themselves;

•	convey, sell, lease, license, assign, transfer or otherwise dispose of their assets;

•	make certain restricted payments;

•	make certain investments;

•	amend or otherwise alter the terms of documents related to certain subordinated indebtedness;

•	enter into transactions with affiliates; and

•	prepay certain indebtedness.

The ABL Facility contains certain customary representations and warranties, affirmative and other covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness bankruptcy, certain events under the Employee Retirement Income Security Act ("ERISA"), judgment defaults, actual or asserted failure of any material guaranty or security document supporting the ABL Facility to be in force and effect and change of control. If such an event of default occurs the agent under the ABL Facility is entitled to take various actions, including the acceleration of amounts due under the ABL Facility, the termination of all revolver commitments and all other actions that a secured creditor is permitted to take following a default.

Term Loan Facility

The initial aggregate principal amount of the Term Loan Facility is equal to $350.0 million. The Term Loan Facility allows for incremental increases in an aggregate principal amount of up to (i) $100.0 million plus (ii) the amount as of the date of incurrence that would not cause the First Lien Leverage Ratio to exceed 3.75:1.00. The Term Loan Facility will mature on the earlier of (A) March 17, 2021 and (B) the date which is 91 days prior to the maturity date of the HoldCo Notes.

Obligations under the Term Loan Facility are guaranteed by the Company and each of the wholly-owned material U.S. subsidiaries of Interline New Jersey. These obligations are primarily secured, subject to certain exceptions, by a security interest in substantially all of the assets of Interline New Jersey and each of its wholly-owned material U.S. subsidiaries. This security interest is comprised of a first-priority lien on generally all of the fixed assets of Interline New Jersey and the other grantors, which assets secure the ABL Facility on a second-priority basis, and a second-priority lien on generally all of the current assets (including accounts receivable and inventory) of Interline New Jersey and the other grantors, which assets secure the ABL Facility on a first-priority basis. The assets held directly by the Company will not secure the Term Loan Facility, except that the Company will be required to grant a security interest in these assets in the event that the HoldCo Notes are no longer outstanding.

The Term Loan Facility will bear interest, at the borrower’s option, at (i) LIBOR subject to a minimum floor of 1.00%, plus 300 basis points ("LIBO Rate") or (ii) an ABR subject to a minimum floor of 2.0%, plus 200 basis points. In addition, at the closing of the Term Loan Facility, Interline New Jersey paid (in addition to customary fees) an upfront fee equal to 0.25% of the principal amount thereof. As of December 26, 2014, the interest rate in effect with respect to the Term Loan Facility was 4.00% for LIBO Rate borrowings and 5.25% for ABR borrowings.

Under the Term Loan Facility, Interline New Jersey may voluntarily prepay principal at any time and from time to time without penalty or premium, other than a 1.00% premium during the first six months following the closing date for re-pricing transactions only. The Term Loan Facility is due and payable in quarterly installments equal to 0.25% of the original principal amount, with the balance payable in one final installment at the maturity date. Additional provisions include the requirement to repay the Term Loan Facility with certain asset sale and insurance proceeds, certain debt proceeds and 50% of excess cash flow (reducing to 25% if the First Lien Leverage Ratio is no more than 3.00:1.00 and 0% if the First Lien Leverage Ratio is no more than 2.75:1.00).

The Term Loan Facility does not include any financial covenants; however, it does contain certain restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of Interline and the restricted subsidiaries to:

•	create, incur, assume or suffer to exist, any liens;

•	create, incur, assume or permit to exist, directly or indirectly, any additional indebtedness;

•	consolidate, merge, amalgamate, liquidate, wind up or dissolve themselves;

•	convey, sell, lease, license, assign, transfer or otherwise dispose of their assets;

•	make certain restricted payments;

•	make certain investments;

•	amend or otherwise alter the terms of documents related to certain subordinated indebtedness;

•	enter into transactions with affiliates; and

•	prepay certain indebtedness.

The covenants are subject to various baskets and materiality thresholds, with certain of the baskets to the restrictions on the repayment of subordinated indebtedness, restricted payments and investments being available only when the pro forma interest coverage ratio of Interline New Jersey and its restricted subsidiaries is at least 2.00:1.00.

The Term Loan Facility provides that Interline New Jersey and its restricted subsidiaries may incur secured or unsecured indebtedness so long as (i) (A) in the event that the proceeds thereof are used to redeem HoldCo Notes, the pro forma interest coverage ratio of Interline New Jersey and its restricted subsidiaries is at least 2.00:1.00 or (B) in the event the proceeds thereof are used for another purpose, the pro forma total leverage ratio of Interline New Jersey and its restricted subsidiaries is less than or equal to 6.50:1.00 and (ii) in the event any of such indebtedness is secured on a first-lien basis, the First Lien Leverage Ratio is less than or equal to 3.75:1.00.

The Term Loan Facility contains certain customary representations and warranties, affirmative covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness (subject to certain restrictions on cross-defaults to the financial covenant contained in the ABL Facility), certain events of bankruptcy, certain events under ERISA, judgment defaults, actual or asserted failure of any material guaranty or security documents supporting the Term Loan Facility to be in full force and effect and change of control. If such an event of default occurs, the Agent under the Term Loan Facility is entitled to take various actions, including the acceleration of amounts due and all other actions that a secured creditor is permitted to take following a default.

HoldCo Notes

In connection with the Merger, as discussed in Note 3. Transactions, Interline Delaware issued $365.0 million in aggregate principal amount of 10.00%/10.75% senior notes (the "HoldCo Notes") due November 15, 2018. Debt financing costs capitalized in connection with the HoldCo Notes were $16.7 million.

The HoldCo Notes are the Company's general senior unsecured obligations; rank pari passu in right of payment with all existing and future indebtedness of the Company, other than subordinated obligations; are senior in right of payment to any future subordinated obligations of the Company; are not guaranteed by any subsidiary of the Company; are effectively subordinated to any existing or future obligations of the Company that are secured by liens on assets of the Company (including the Company's guarantee of the ABL Facility which is secured by a pledge of the stock of Interline New Jersey) to the extent of the value of such assets unless the HoldCo Notes are equally and ratably secured by such assets; are structurally subordinated to all existing and future indebtedness (including the OpCo Notes and indebtedness under the ABL Facility) of, and other claims and obligations (including preferred stock) of, the subsidiaries of the Company, except to the extent a subsidiary of the Company executes a guaranty agreement in the future. The HoldCo Notes are not guaranteed by any of the Company's subsidiaries.

The HoldCo Notes bear interest at a rate of 10.00% per annum with respect to cash interest and 10.75% per annum with respect to any paid-in-kind ("PIK") interest, payable semi-annually on January 15 and July 15. The Company is required to pay interest on the HoldCo Notes in cash, unless its subsidiaries are restricted from dividending money to it (or have limited ability to do so), subject to certain circumstances.

The Company has the option to redeem the HoldCo Notes prior to November 15, 2014 at a redemption price equal to 100% of the principal amount plus a make-whole premium and accrued and unpaid interest to the date of redemption. At any time on or after November 15, 2014, the Company may redeem some or all of the HoldCo Notes at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest. At any time prior to November 15, 2014, the Company may, from time to time, redeem up to 35% of the aggregate principal amount of the HoldCo Notes with any funds up to an aggregate amount equal to the net cash proceeds received by the Company from certain equity offerings at a price equal to 110.00% of the principal amount of the HoldCo Notes redeemed, plus accrued and unpaid interest and additional interest, if any, to the redemption date, provided that the redemption occurs within 90 days of the closing date of such equity offering, and at least 65% of the aggregate principal amount of the HoldCo Notes remain outstanding immediately thereafter.

The Indenture governing the HoldCo Notes contains covenants limiting, among other things, the ability of the Company and its restricted subsidiaries to incur additional indebtedness, issue preferred stock, create or incur certain liens on assets, pay dividends and make other restricted payments, create restriction on dividend and other payments to the Company from certain of its subsidiaries, sell assets and subsidiary stock, engage in transactions with affiliates, consolidate, merge or transfer all or substantially all of the Company's assets and the assets of its subsidiaries and create unrestricted subsidiaries. These covenants are subject to a number of important exceptions and qualifications.

The holders of the HoldCo Notes have the right to require us to repurchase their notes upon certain change of control events.

OpCo Notes

As previously disclosed, Interline New Jersey discharged its remaining obligations under the OpCo Notes on March 26, 2014. Prior to their redemption, the OpCo Notes were unconditionally guaranteed, jointly and severally, by the Company and Interline New Jersey's existing and future domestic subsidiaries that guarantee the ABL Facility (collectively the ''Guarantors''). The OpCo Notes were not guaranteed by any of Interline New Jersey's foreign subsidiaries. While outstanding, interest on the OpCo Notes was payable on May 15 and November 15 of each year.

In connection with the Merger transactions, the OpCo Notes were amended to modify the definition of “Change of Control” and add a definition of “Permitted Holders” in the related indenture, which permitted the Merger to occur without triggering a “Change of Control” under the indenture governing the OpCo Notes. As consideration for these amendments, and in addition to a consent payment of $1.5 million, Interline New Jersey agreed to certain additional amendments that applied from and including the Merger date. These additional amendments included, among other items, increasing the interest rate on the OpCo Notes from 7.00% to 7.50% per annum, increasing the redemption price of the OpCo Notes for certain periods, making the OpCo Notes and the related guarantees rank equal in right of payment to all future incurrences of senior indebtedness (including the ABL Facility) and replacing the restriction on the incurrence of secured indebtedness contained in the anti-layering covenant with a covenant restricting Interline New Jersey and its restricted subsidiaries from incurring liens, other than permitted liens, without equally and ratably securing the OpCo Notes. Additionally, the OpCo Notes were remeasured to the fair value on the date of the Merger, which resulted in a premium of $22.5 million that was amortized through interest expense using the effective interest method over the term of the OpCo Notes. Debt financing costs capitalized in connection with the modification of the OpCo Notes were $4.4 million, and the unamortized balance of the originally capitalized debt financing costs of $5.7 million were allocated to goodwill in connection with purchase accounting.